                                                                [LOGO OF STRONG]

                                    [PHOTO]
                              semi-annual report



                       The Strong
                            O P P O R T U N I T Y
                                           Fund II

Investment Review
     The Strong Opportunity Fund II ................................................  2

Financial Information
     Schedule of Investments in Securities .........................................  4
     Statement of Assets and Liabilities............................................  6
     Statement of Operations........................................................  7
     Statements of Changes in Net Assets............................................  8
     Notes to Financial Statements..................................................  9

Financial Highlights................................................................ 11

Semi-Annual Report . June 30, 2000

                        THE STRONG OPPORTUNITY FUND II


Fund
highlights

 .    For the six months ended June 30, 2000, the Fund returned 4.08%, while the
     S&P MidCap 400 Stock Index returned 8.97%./1/, *

 .    The Fund's performance was driven primarily by its holdings in technology, energy, and healthcare.

 .    As investors turned wary of technology stocks in April and May, more defensive growth companies came to the fore. We were able to hold securities in defensive growth during this period and reap the benefits.

--------------------------------------------------------------------------------
                                AVERAGE ANNUAL
                                TOTAL RETURNS/1/

                                 As of 6-30-00

                         1-year                   17.30%
                         3-year                   21.73%
                         5-year                   21.32%
                Since Inception                   20.20%
                    (on 5-8-92)

Equity funds are volatile investments and should only be considered for long-term goals.
--------------------------------------------------------------------------------

                                 FIVE LARGEST
                                STOCK HOLDINGS

                                 As of 6-30-00

                        Security                     % of Net Assets

                        Corning, Inc.                           2.7%

                        Micron Technology, Inc.                 2.2%

                        American Power Conversion
                        Corporation                             1.7%

                        American International
                        Group, Inc.                             1.7%

                        Devon Energy Corporation                1.6%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspectives from the Manager

/s/ Richard Trent Weiss

Richard Trent Weiss
Portfolio Manager

--------------------------------------------------------------------------------

From January through June of this year, holdings in the technology, energy, and healthcare sectors drove the Fund's performance. The Nasdaq's precipitous drop in April and May drove many investors to other areas of the market, allowing old economy stocks to enjoy a period of healthier performance. Nonetheless, many technology stocks continue to have high valuations--particularly after the sector's partial recovery in June. As a result, we are still being very careful about our selections in this area.

In the energy sector, supply constraints pushed crude oil and natural gas prices to very high levels; the prices of energy-related stocks, such as fund holding Weatherford International, followed suit. It's our assessment that many oil stocks are at or near their peaks, so we have begun to trim our positions in this area.

Healthcare generally performed well over the period, as investors looked for more defensive alternatives in the face of technology stocks' high volatility. In this environment, we chose to add some health stocks to the portfolio, including Watson Pharmaceuticals. We still find the growth prospects of the sector appealing, but the recovery in the sector during the spring pushed some stocks toward their valuation targets.
Concerns about possible economic slowing that could result from the Federal Reserve's interest-rate hikes have driven the prices of

                              ___________________

  From January through June of this year, holdings in the technology, energy, and healthcare sectors drove the Fund's performance
                              ___________________

--------------------------------------------------------------------------------

/1/ The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted. Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized.

many industrial and consumer cyclical stocks down, making them increasingly attractive as buying opportunities. We have added high-quality names with strong franchises, such as Masco Corporation and Raytheon, to the portfolio.

Reduced merger and acquisition activity along with economic concerns kept media and telecom stocks under pressure. We remain optimistic, however, that convergence and consolidation will continue in this sector and have, therefore, chosen to take the current weakness in the sector as an opportunity to add to positions.

The high valuations of large-cap growth stocks present the market with limited opportunities to fuel continued strong performance. This creates an environment that should be favorable to our investment approach, as it appears that smaller stocks and stocks that focus on forgotten sectors now present the most interesting investment opportunities. Areas in which we are adding to our holdings include industrials and consumer cyclicals, as the impending end of the Fed's interest-rate hikes could benefit these sectors.

We thank you for investing in the Strong Opportunity Fund II and look forward to continuing to help you pursue your financial goals.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 5-8-92 to 6-30-00

                                    [GRAPH]

             The Strong Opportunity Fund II    S&P MidCap 400 Stock Index*    Lipper Multi-Cap Value Funds Index*
Apr 92                 $10,000                           $10,000                            $10,000
Dec 92                 $11,617                           $11,384                            $10,900
Dec 93                 $14,540                           $12,972                            $12,396
Dec 94                 $15,064                           $12,507                            $12,410
Dec 95                 $18,953                           $16,378                            $16,258
Dec 96                 $22,393                           $19,523                            $19,671
Dec 97                 $28,093                           $25,820                            $24,965
Dec 98                 $31,897                           $30,755                            $26,594
Dec 99                 $43,032                           $35,284                            $28,173
Jun 00                 $44,787                           $38,450                            $27,957

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P MidCap 400 Stock Index and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of May 1992.

--------------------------------------------------------------------------------

*The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Your Fund's Approach

The Strong Opportunity Fund II seeks capital growth. It invests primarily in stocks of medium-capitalization companies that the Fund's manager believes are underpriced, yet have attractive growth prospects. He bases his analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The manager determines a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value.


Market Highlights

 . Technology proved to be a precarious sector, with the Nasdaq Composite Index dropping by more than 13% in the second quarter of the year.

 . Cyclicals, along with media and telecommunications stocks, suffered in the first half of the year. This was a result of worries about a possible slowdown in the economy.

SCHEDULE OF INVESTMENTS IN SECURITIES                 June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                          STRONG OPPORTUNITY FUND II

                                                        Shares or
                                                        Principal   Value
                                                         Amount    (Note 2)
--------------------------------------------------------------------------------
Common Stocks 89.8%
Aerospace - Defense 0.9%
Raytheon Company Class B                                 522,000  $10,048,500

Banks - Foreign 0.1%
The Bank of Tokyo - Mitsubishi (b)                        83,000    1,003,331

Banks - Money Center 1.1%
Bank of America Corporation                              295,000   12,685,000

Banks - Super Regional 2.4%
Mellon Financial Corporation                             375,000   13,664,063
Wells Fargo Company                                      351,300   13,612,875
                                                                  -----------
                                                                   27,276,938

Beverages - Alcoholic 0.9%
Diageo PLC                                             1,113,536   10,013,857

Beverages - Soft Drinks 2.4%
The Pepsi Bottling Group, Inc.                           510,000   14,885,625
Whitman Corporation                                    1,065,000   13,179,375
                                                                  -----------
                                                                   28,065,000

Building - Construction Products/Miscellaneous 1.1%
Masco Corporation                                        735,000   13,275,937

Chemicals - Specialty 2.9%
Air Products & Chemicals, Inc.                           415,000   12,787,188
Praxair, Inc.                                            270,000   10,108,125
Solutia, Inc.                                            755,000   10,381,250
                                                                  -----------
                                                                   33,276,563

Computer - Manufacturers 2.4%
Compaq Computer Corporation                              545,000   13,931,563
NCR Corporation (b)                                      365,000   14,212,187
                                                                  -----------
                                                                   28,143,750

Computer - Memory Devices 1.1%
Seagate Technology, Inc. (b)                             231,000   12,705,000

Computer - Peripheral Equipment 1.7%
American Power Conversion Corporation (b)                493,400   20,136,887

Computer Software - Enterprise 2.6%
Keane, Inc. (b)                                          600,000   12,975,000
Oracle Systems Corporation (b)                           210,000   17,653,125
                                                                  -----------
                                                                   30,628,125

Containers 1.1%
Sonoco Products Company                                  625,000   12,851,562

Diversified Operations 0.4%
Invensys PLC                                             900,000    3,384,828
Itochu Corporation (b)                                   320,000    1,615,552
                                                                  -----------
                                                                    5,000,380

Electrical - Control Instruments 0.5%
Parker-Hannifin Corporation                              157,800    5,404,650

Electrical - Equipment 1.1%
Hitachi, Ltd.                                            155,000    2,237,898
W.W. Grainger, Inc.                                      345,000   10,630,312
                                                                  -----------
                                                                   12,868,210

Electronics - Military Systems 1.2%
General Motors Corporation Class H (b)                   152,000   13,338,000

Electronics - Parts Distributors 1.2%
Avnet, Inc.                                              235,000   13,923,750

Electronics - Semiconductor Manufacturing  3.5%
Micron Technology, Inc. (b)                              285,000   25,097,812
National Semiconductor Corporation (b)                    16,900      959,075
Texas Instruments, Inc.                                  208,000   14,287,000
                                                                  -----------
                                                                   40,343,887

Electronics Products - Miscellaneous 1.0%
AVX Corporation                                          521,800   11,968,788

Finance - Equity REIT 1.3%
Archstone Communities Trust                              320,000    6,740,000
Equity Office Properties Trust                           315,000    8,682,187
                                                                  -----------
                                                                   15,422,187

Financial Services - Miscellaneous 1.6%
John Hancock Financial Services, Inc. (b)                785,000   18,594,688

Household - Housewares 1.2%
Newell Rubbermaid, Inc.                                  560,000   14,420,000

Insurance - Property/Casualty/Title 4.2%
ACE, Ltd.                                                543,000   15,204,000
The Allstate Corporation                                 575,000   12,793,750
American International Group, Inc.                       170,625   20,048,438
                                                                  -----------
                                                                   48,046,188

Internet- InternetService Provider/Content 1.9%
CNET Networks, Inc. (b)                                  315,000    7,737,187
go.com (b)                                               780,000    9,311,250
Lycos, Inc. (b)                                          100,000    5,400,000
                                                                  -----------
                                                                   22,448,437

Internet- Network Security/Solutions 1.1%
Network Associates, Inc. (b)                             605,000   12,326,875

Internet- Software 0.9%
Genuity, Inc. (b)                                      1,140,000   10,438,125

Leisure - Services 0.7%
The Walt Disney Company                                  214,900    8,340,806

Media - Cable TV 4.5%
AT&T Corporation - Liberty Media Group
  Class A (b)                                            720,000   17,460,000
Comcast Corporation Class A (b)                          435,000   17,617,500
Cox Communications, Inc. Class A (b)                     315,200   14,361,300
NTL, Inc. (b)                                             37,466    2,243,277
                                                                  -----------
                                                                   51,682,077

Media - Newspapers 1.3%
The E.W. Scripps Company Class A                         314,000   15,464,500

Medical - Ethical Drugs 1.3%
Alza Corporation (b)                                     245,000   14,485,625

Medical - Generic Drugs 1.3%
Watson Pharmaceuticals, Inc. (b)                         284,000   15,265,000

Medical - Health Maintenance Organizations 2.9%
CIGNA Corporation                                        201,500   18,840,250
UnitedHealth Group, Inc.                                 175,000   15,006,250
                                                                  -----------
                                                                   33,846,500

Medical - Outpatient/Home Care 1.0%
HEALTHSOUTH Corporation (b)                            1,670,000   12,003,125

Medical/Dental - Supplies 1.0%
Sybron International Corporation (b)                     595,800   11,804,288

Metal Products - Fasteners 1.4%
Illinois Tool Works, Inc.                                280,000   15,960,000


--------------------------------------------------------------------------------

                    STRONG OPPORTUNITY FUND II (continued)

                                                 Shares or
                                                 Principal         Value
                                                  Amount          (Note 2)
--------------------------------------------------------------------------------
Office - Equipment & Automation 0.2%
Canon, Inc.                                         47,000      $    2,341,795

Oil & Gas - Field Services 3.1%
BJ Services Company (b)                            289,200          18,075,000
Halliburton Company                                370,000          17,459,375
                                                                --------------
                                                                    35,534,375
Oil & Gas - Machinery/Equipment 3.0%
Cooper Cameron Corporation (b)                     268,000          17,688,000
Weatherford International, Inc. (b)                422,000          16,800,875
                                                                --------------
                                                                    34,488,875
Oil & Gas - Production/Pipeline 1.6%
Enron Corporation                                  280,000          18,060,000

Oil & Gas - United States Exploration
& Production 2.6%
Barrett Resources Corporation (b)                  350,000          10,653,125
Devon Energy Corporation                           338,000          18,991,375
                                                                --------------
                                                                    29,644,500
Oil & Gas - United States Integrated 1.5%
Unocal Corporation                                 510,000          16,893,750

Paper & Paper Products 0.9%
The Mead Corporation                               430,000          10,857,500

Retail - Apparel/Shoe 1.4%
Nordstrom, Inc.                                    692,000          16,694,500

Retail - Department Stores 1.2%
Federated Department Stores, Inc. (b)              415,000          14,006,250

Retail - Major Discount Chains 2.9%
Costco Wholesale Corporation (b)                   460,000          15,180,000
Kmart Corporation (b)                              940,000           6,403,750
Toys 'R'Us, Inc. (b)                               785,000          11,431,562
                                                                --------------
                                                                    33,015,312
Retail - Super/Mini Markets 1.6%
Albertson's, Inc.                                  550,000          18,287,500

Retail/Wholesale - Building Products 1.1%
Lowe's Companies, Inc.                             305,000          12,524,063

Telecommunications - Cellular 2.9%
NTT DoCoMo, Inc.                                       160           4,333,302
Vodafone AirTouch PLC Sponsored ADR                320,000          13,260,000
VoiceStream Wireless Corporation (b)               139,700          16,246,673
                                                                --------------
                                                                    33,839,975
Telecommunications - Equipment 2.7%
Corning, Inc.                                      117,000          31,575,375

Telecommunications - Services 2.5%
AT&T Corporation                                   100,000           3,162,500
Cable & Wireless PLC Sponsored ADR                  65,520           3,280,095
Global TeleSystems, Inc. (b)                       680,000           8,202,500
Infonet Services Corporation (b)                    28,800             343,800
MediaOne Group, Inc. (b)                           215,000          14,257,510
                                                                --------------
                                                                    29,246,405
Transportation - Airline 0.1%
Air New Zealand, Ltd. Class B                    1,415,000           1,440,088

Transportation - Truck 1.0%
CNF Transportation, Inc.                           505,000          11,488,750

Utility - Electric Power 1.2%
NiSource, Inc.                                     755,000          14,061,875

Utility - Telephone 1.1%
Telephone & Data Systems, Inc.                     125,000          12,531,250
-------------------------------------------------------------------------------
Total Common Stocks (Cost $800,335,791)                          1,040,038,674
-------------------------------------------------------------------------------

Short-Term Investments (a) 10.2%
Commercial Paper 0.3%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                   $  2,395,510           2,395,510
Wisconsin Electric Power Company, 6.31%          1,106,100           1,106,100
                                                                --------------
                                                                     3,501,610

Repurchase Agreements 9.9%
Barclays Capital, Inc. (Dated 6/30/00), 6.50%,
  Due 7/03/00 (Repurchase proceeds
  $114,662,075); Collateralized by:
  United States Treasury Bonds (c)             114,600,000         114,600,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $118,101,610)                   118,101,610
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $918,437,401) 100%         1,158,140,284
Other Assets and Liabilities,Net 0.0%                                  369,886
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $1,158,510,170
===============================================================================

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                               Contracts           Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period         160             $ 222,439
Options written during the period                   --                    --
Options closed                                      --                    --
Options expired                                   (160)             (222,439)
Options exercised                                   --                    --
                                                  ----             ---------
Options outstanding at end of period                --             $      --
                                                  ====             =========

Expired options resulted in a capital gain of $222,439.


LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.                      5

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

                                                                                        Strong
                                                                                      Opportunity
                                                                                        Fund II
                                                                                    ---------------
Assets:
   Investments in Securities,at Value (Cost $918,437,401)                            $1,158,140,284
   Receivable for Securities Sold                                                         7,967,096
   Dividends and Interest Receivable                                                        777,300
   Other Assets                                                                              33,347
                                                                                    ---------------
   Total Assets                                                                       1,166,918,027

Liabilities:
   Payable for Securities Purchased                                                       6,915,732
   Payable for Fund Shares Redeemed                                                       1,461,077
   Accrued Operating Expenses and Other Liabilities                                          31,048
                                                                                    ---------------
   Total Liabilities                                                                      8,407,857
                                                                                    ---------------
Net Assets                                                                           $1,158,510,170
                                                                                    ===============
Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                                     $  669,741,784
   Undistributed Net Investment Income                                                    3,304,929
   Undistributed Net Realized Gain                                                      245,759,836
   Net Unrealized Appreciation                                                          239,703,621
                                                                                    ---------------
   Net Assets                                                                        $1,158,510,170
                                                                                    ===============

Capital Shares Outstanding (Unlimited Number Authorized)                                 42,823,887

Net Asset Value Per Share                                                            $        27.05
                                                                                    ===============

6                     See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)

                                                                                        Strong
                                                                                      Opportunity
                                                                                        Fund II
                                                                                    ---------------
Income:
  Dividends (net of foreign withholding taxes of $8,978)                               $  4,821,534
  Interest                                                                                2,340,530
                                                                                    ---------------
  Total Income                                                                            7,162,064

Expenses:
  Investment Advisory Fees                                                                5,762,238
  Custodian Fees                                                                             41,455
  Shareholder Servicing Costs                                                               900,585
  Other                                                                                      38,210
                                                                                    ---------------
  Total Expenses before Waivers, Absorptions and Fees Paid Indirectly by Advisor          6,742,488
  Voluntary Expense Waivers and Absorptions by Advisor                                     (119,318)
  Fees Paid Indirectly by Advisor (Note 3)                                                 (112,446)
                                                                                    ---------------
  Expenses, Net                                                                           6,510,724
                                                                                    ---------------
Net Investment Income                                                                       651,340

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                                          91,860,824
    Options                                                                                 222,439
    Foreign Currencies                                                                       (2,690)
                                                                                    ---------------
    Net Realized Gain                                                                    92,080,573
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                         (47,374,662)
    Options                                                                                (120,439)
    Foreign Currencies                                                                         (233)
                                                                                    ---------------
  Net Change in Unrealized Appreciation/Depreciation                                    (47,495,334)
                                                                                    ---------------
Net Gain on Investments                                                                  44,585,239
                                                                                    ---------------
Net Increase in Net Assets Resulting from Operations                                   $ 45,236,579
                                                                                    ===============

                        See Notes Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               Strong Opportunity Fund II
                                                                                           -----------------------------------
                                                                                           Six Months Ended          Year Ended
                                                                                             June 30, 2000          Dec 31, 1999
                                                                                           ----------------         ------------
                                                                                              (Unaudited)
Operations:
   Net Investment Income                                                                    $       651,340      $     2,733,620
   Net Realized Gain                                                                             92,080,573          158,598,711
   Net Change in Unrealized Appreciation/Depreciation                                           (47,495,334)         133,780,387
                                                                                            ---------------      ---------------
   Net Increase in Net Assets Resulting from Operations                                          45,236,579          295,112,718

Distributions from Net Realized Gains                                                                    --          (99,944,225)

Capital Share Transactions:
   Proceeds from Shares Sold                                                                    128,351,569          199,519,637
   Proceeds from Reinvestment of Distributions                                                           --           99,931,457
   Payment for Shares Redeemed                                                                 (134,313,111)        (287,125,219)
                                                                                            ---------------      ---------------
   Net Increase (Decrease) in Net Assets from Capital Share Transactions                         (5,961,542)          12,325,875
                                                                                            ---------------      ---------------
Total Increase in Net Assets                                                                     39,275,037          207,494,368

Net Assets:
   Beginning of Period                                                                        1,119,235,133          911,740,765
                                                                                            ---------------      ---------------
   End of Period                                                                            $ 1,158,510,170      $ 1,119,235,133
                                                                                            ===============      ===============
Transactions in Shares of the Fund:
   Sold                                                                                           4,768,612            8,794,424
   Issued in Reinvestment of Distributions                                                               --            4,986,600
   Redeemed                                                                                      (5,010,695)         (12,695,396)
                                                                                            ---------------      ---------------
   Net Increase (Decrease) in Shares of the Fund                                                   (242,083)           1,085,628
                                                                                            ===============      ===============

8                   See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30,2000 (Unaudited)

1.   Organization
     Strong Opportunity Fund II, Inc. is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2000, approximately 78% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Fund may be designated as collateral on written options.

--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition,the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 2000, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors' fees for the six months then ended, were $16,621, $900,585, $112,446 and $18,092, respectively.

4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2000, there were no borrowings by the Fund outstanding under the LOC.

--------------------------------------------------------------------------------
5.   Investment Transactions
     The aggregate purchases and sales of long-term securities, other than government securities, for the six months ended June 30, 2000 were $411,236,279 and $428,725,875, respectively. There were no purchases or sales of long-term government securities during the six months ended June 30, 2000.

6.   Income Tax Information
     At June 30, 2000, the cost of investments in securities for federal income tax purposes was $924,797,398. Net unrealized appreciation of securities was $233,342,886, consisting of gross unrealized appreciation and depreciation of $326,357,440 and $93,014,554, respectively.

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

STRONG OPPORTUNITY FUND II
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Period Ended
                                                             ----------------------------------------------------------------------
                                                               June 30,   Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,   Dec. 31,
Selected Per-Share Data(a)                                    2000/(b)/    1999        1998         1997        1996      1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $ 25.99    $21.72      $21.70        $19.24     $17.04     $14.23
Income From Investment Operations:
  Net Investment Income                                           0.02      0.06        0.05          0.07       0.13       0.12
  Net Realized and Unrealized Gains on Investments                1.04      6.76        2.90          4.35       2.87       3.42
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                1.06      6.82        2.95          4.42       3.00       3.54
Less Distributions:
  From Net Investment Income                                        --        --       (0.05)        (0.07)     (0.13)     (0.12)
  In Excess of Net Investment Income                                --        --          --         (0.01)        --      (0.03)
  From Net Realized Gains                                           --     (2.55)      (2.88)        (1.88)     (0.67)     (0.58)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               --     (2.55)      (2.93)        (1.96)     (0.80)     (0.73)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 27.05    $25.99      $21.72        $21.70      19.24     $17.04
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                    +4.1%    +34.9%      +13.5%        +25.5%     +18.2%     +25.8%
  Net Assets,End of Period (In Millions)                       $ 1,159    $1,119        $912          $835       $632       $452
  Ratio of Expenses to Average Net Assets without Waivers,
    Absorptions and Fees Paid Indirectly by Advisor                1.2%*     1.2%        1.2%          1.1%       1.2%       1.2%
  Ratio of Expenses to Average Net Assets                          1.1%*     1.1%        1.2%          1.1%       1.2%       1.2%
  Ratio of Net Investment Income to Average Net Assets             0.1%*     0.3%        0.2%          0.4%       0.7%       0.8%
  Portfolio Turnover Rate                                         38.6%     85.4%       88.5%        101.1%      89.8%      91.1%


 *   Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2000 (unaudited).

                        See Notes to Financial Statements                     11

                                                                     RT5544-0700